Putnam PanAgora Managed Futures Strategy
The fund's consolidated portfolio
5/31/19 (Unaudited)

INVESTMENT COMPANIES (27.1%)(a)
	Shares	Value
State Street Institutional Treasury Plus Money Market Fund(P)	2,138,297	$2,138,297
State Street Institutional U.S. Government Money Market Fund(P)(PAN)	1,172,579	1,172,579

Total investment companies (cost $3,310,876)		$3,310,876

SHORT-TERM INVESTMENTS (70.7%)(a)
	Principal amount	Value
U.S. Treasury Bills 2.496%, 7/11/19(SEG)(PAN)	$8,650,000	$8,629,066

Total short-term investments (cost $8,626,308)		$8,629,066
TOTAL INVESTMENTS

Total investments (cost $11,937,184)		$11,939,942

	FORWARD CURRENCY CONTRACTS at 5/31/19 (aggregate face value $12,696,369) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of New York
		Polish Zloty	Sell	7/19/19	$1,182,481	$1,192,916	$10,435
		Turkish Lira	Sell	7/19/19	1,092,609	1,044,000	(48,609)
	Brown Brothers Harriman & Co.
		Swiss Franc	Buy	7/19/19	228,413	227,000	1,413
	State Street Broker Group
		Australian Dollar	Sell	7/19/19	992,929	985,000	(7,929)
		Czech Koruna	Sell	7/19/19	1,004,549	1,000,000	(4,549)
		Euro	Sell	7/19/19	1,190,766	1,208,967	18,201
		Hungarian Forint	Sell	7/19/19	934,745	942,000	7,255
		New Zealand Dollar	Sell	7/19/19	1,119,227	1,112,000	(7,227)
		Norwegian Krone	Sell	7/19/19	1,034,543	1,067,705	33,162
		Polish Zloty	Buy	7/19/19	233,994	235,000	(1,006)
		South African Rand	Sell	7/19/19	685,347	680,000	(5,347)
		Swedish Krona	Sell	7/19/19	1,052,781	1,087,473	34,692
		Swiss Franc	Sell	7/19/19	1,908,896	1,914,308	5,412

	Unrealized appreciation						110,570

	Unrealized (depreciation)						(74,667)

	Total						$35,903
*	The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 5/31/19 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
Australian Government Treasury Bond 10 yr (Long)	24	$2,363,875	$2,363,876	Jun-19	$102,581
Canadian Government Bond 10 yr (Long)	24	2,536,549	2,536,549	Sep-19	22,500
Cotton No. 2 (Short)##	22	748,880	748,880	Jul-19	(14,276)
Crude Soybean Oil (Short)##	56	927,024	927,024	Jul-19	1,114
Euro-Bund 10 yr (Long)	12	2,283,704	2,289,442	Sep-19	(824)
LME Primary Aluminum (Long)##	19	844,313	844,313	Jun-19	(38,324)
LME Primary Aluminum (Long)##	3	133,856	133,856	Jul-19	(957)
LME Primary Aluminum (Short)##	19	844,313	844,313	Jun-19	48,127
LME Primary Aluminum (Short)##	20	892,375	892,375	Jul-19	35,385
U.K. Gilt 10 yr (Long)	14	2,294,740	2,294,740	Sep-19	11,772
U.S. Treasury Note 10 yr (Long)	30	3,802,500	3,802,500	Sep-19	44,931

Unrealized appreciation					266,410

Unrealized (depreciation)					(54,381)

Total					$212,029
## Held by Putnam PanAgora Managed Futures Ltd., a wholly-owned and controlled subsidiary.

Notes to the fund's consolidated portfolio
Unless noted otherwise, the notes to the fund's consolidated portfolio are for the close of the fund's reporting period, which ran from September 1, 2018 through May 31, 2019 (the reporting period). Within the following notes to the consolidated portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $12,209,889.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $648,427.
(P)	A portion of these securities were purchased with cash that was pledged to the fund for collateral on certain futures contracts. Collateral period end totaled $24,853.
(PAN)	A portion of these holdings are held by Putnam PanAgora Managed Futures Ltd., a wholly-owned and controlled subsidiary, valued at $1,421,974.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Futures contracts: The fund used futures contracts to gain exposure to equity securities, fixed-income securities and commodities.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as“variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to provide exposure to developed and emerging market currencies.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s consolidated portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s consolidated portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $38,174 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Investment companies	$3,310,876	$—	$—
Short-term investments	—	8,629,066	—

Totals by level	$3,310,876	$8,629,066	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$35,903	$—
Futures contracts	212,029	—	—

Totals by level	$212,029	$35,903	$—
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Foreign exchange contracts	$110,570	$74,667
Interest rate contracts	181,784	824
Commodity contracts	84,626	53,557

Total	$376,980	$129,048
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	300
Forward currency contracts (contract amount)	$17,000,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com